UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 25, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-51290                  52-1841431
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
         of incorporation)          File Number)             Identification No.)

            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                                  07632
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

                  On September 25, 2006, EpiCept Corporation, a Delaware corporation (the "Registrant"), issued a press release announcing that Myriad Genetics, Inc. (Nasdaq: MYGN) has reported positive clinical results for Azixa(TM), a compound discovered by the Registrant and licensed to Myriad as part of an exclusive, worldwide development and commercialization agreement. Based on these results, Myriad intends to initiate Phase II clinical trials for the drug this fall, triggering a milestone payment to the Registrant.

                  Myriad Genetics has reported that in a Phase I study of Azixa in cancer that has metastasized to the brain, the drug achieved its maximum tolerated dose in patients. Myriad also noted a measured reduction in tumor size in certain patients, suggesting evidence of activity. Myriad has stated that it is finalizing the therapeutic dose and regimen to bring Azixa forward to Phase II trials shortly.

                  On September 27, 2006 the Registrant also announced several important findings revealed from an ongoing analysis of its previously reported Phase III clinical trial results for LidoPAIN SP, the Company's sterile prescription analgesic patch designed to provide sustained topical delivery of licocaine to a post-surgical or post-traumatic sutured wound. The Company is studying the impact of these findings in conjunction with other data generated from the trial in order to determine what changes in trial design could be made to improve the likelihood of a positive result in a subsequent trial.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
                  (c) Exhibits

                  99.1 Press release of EpiCept Corporation, dated September 25, 2006.

                  99.2 Press release of EpiCept Corporation, dated September 27, 2006.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPICEPT CORPORATION


                                              /s/ Robert W. Cook
                                            ------------------------------
                                            Name:  Robert W. Cook
                                            Title: Chief Financial Officer

Date:  September 29, 2006












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                                  EXHIBIT INDEX

EXHIBIT                                           DESCRIPTION
-------                                           -----------

  99.1        Press release of EpiCept Corporation, dated September 25, 2006.
  99.2        Press release of EpiCept Corporation, dated September 27 2006.



























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